Exhibit 99.1

CORRECTING and REPLACING BancorpRI Announces Record Net Income of $2.7 million

Significant earnings growth over prior periods Net interest margin up sharply

CORRECTION...by BancorpRI

PROVIDENCE, R.I.--(BUSINESS WIRE)-- In Selected Financial Highlights, LOAN AND LEASE PORTFOLIO section, in the Jun 30, 2010 (first) column: Subtotal should be 769,326; Total commercial loans and leases should be 764,374; Total loans and leases should be 1,136,524 (sted 583,889, 578,937 and 951,087 respectively).

The corrected release reads:

BancorpRI Announces Record Net Income of $2.7 million

Significant earnings growth over prior periods
Net interest margin up sharply

Providence, R.I. – July 22, 2010 – Bancorp Rhode Island, Inc. (NASDAQ: BARI), the parent company of Bank Rhode Island, today reported net income of $2.7 million for the quarter ended June 30, 2010, a three-fold increase over the second quarter 2009 net income of $740,000 and a 20.8 percent increase over net income of $2.2 million in the first quarter 2010.  The Company’s diluted earnings per share (EPS) were $0.57 for the second quarter 2010 compared to $0.07 in the prior year period, after preferred stock dividends and discount accretion, and $0.48 for the first quarter 2010.

For the six month period ended June 30, 2010, the Company reported net income of $4.9 million, or $1.05 diluted EPS compared to net income of $2.2 million, or $0.29 diluted EPS, after preferred stock dividends and discount accretion, for the same period in 2009.

“Our results for the first half of 2010 send a clear signal of our ability to execute on the fundamentals of the business as we continue to expand our net interest margin and maintain our credit quality,” commented President and CEO, Merrill W. Sherman.  “Commercial loan and core deposit generation continue to be solid. Our balance sheet remains strong with ample capital levels and manageable credit issues.  From the beginning, our business strategy and focus have played a key role in differentiating ourselves from our competitors.  Our efforts have put us in an attractive market niche with potential for future growth in earnings and market share.”

The Company’s commercial loan and lease portfolio continued its steady growth and totaled $764.4 million as of June 30, 2010. This represented an increase of $12.2 million or 1.6 percent from March 31, 2010 and $32.0 million or 4.4 percent from year-end 2009. Consumer loans were $207.4 million as of June 30, 2010, up from $201.4 million at March 31, 2010.  Residential mortgage loans were $164.8 million, a decrease of $5.5 million from March 31, 2010.

BancorpRI Q2 Results
Page Two

Total deposits grew to $1.2 billion as of June 30, 2010, an increase of $66.9 million from March 31, 2010 and up $75.7 million from year-end 2009.  The sharp increase in demand deposit balances from March 31, 2010 reflects a temporary inflow of approximately $53.0 million attributable to the settlement of personal injury litigation to which the Bank was not a party.  Excluding the temporary inflow referenced, core deposits (demand deposits, NOW, money market and savings accounts) at June 30, 2010, have risen to 67.9 percent of total deposits, compared to 64.8 percent at year-end 2009.

Net interest income for the second quarter 2010 was $13.6 million, compared to $11.6 million in the second quarter 2009, and $13.1 million in the first quarter 2010.  This increase was driven by significant improvement in the net interest margin.  Net interest margin for the second quarter 2010 rose to 3.67 percent, an increase of 57 basis points from the second quarter 2009 and 15 basis points from the first quarter 2010.  On a year-to-date basis, net interest income was $26.7 million, an increase of $4.1 million or 17.9 percent from 2009, and the net interest margin was 3.59 percent, an increase of 50 basis points from a year ago.

Noninterest income was $2.3 million for the second quarter 2010, compared to $2.2 million in the second quarter 2009 and flat with the first quarter 2010. The increase in noninterest income from the prior year was primarily driven by a modest gain on the sale of a mortgage-backed security.

Noninterest expense was $10.4 million in the second quarter 2010, compared to $10.1 million in the second quarter 2009, and down slightly from the first quarter 2010.  On a year-to-date basis, noninterest expense was $20.9 million, an increase of $1.2 million over the same period in 2009.  The increases in the quarterly and year-to-date comparisons were primarily driven by higher compensation and loan workout and other real estate owned related costs, partially offset by a reduction in FDIC insurance expense.

Nonperforming assets at June 30, 2010, totaled $16.8 million, or 1.04 percent of total assets, up slightly from $16.4 million, or 1.03 percent at March 31, 2010, and down from $20.0 million, or 1.26 percent at December 31, 2009.  Net charge-offs were $779,000 or 0.28 percent of average loans and leases for the second quarter 2010, down compared to $1.1 million or 0.40 percent in the second quarter 2009 and $1.5 million or 0.55 percent in the first quarter 2010.  On a year-to-date basis, the net charge-offs were $2.3 million or 0.41 percent of average loans and leases, an increase of $321,000 over the same period in 2009.

BancorpRI Q2 Results
Page Three

The provision for loan and lease losses was $1.6 million for the second quarter 2010, compared to $2.6 million in the second quarter 2009 and flat from the linked quarter. On a year-to-date basis, the provision was $3.2 million, a decrease of $1.1 million from the same period in 2009.  The allowance for loan and lease losses as a percent of total loans and leases was 1.53 percent at June 30, 2010, up from 1.48 percent at March 31, 2010.

Total assets at June 30, 2010, were $1.6 billion, an increase of 1.7 percent from the first quarter 2010 and 1.5 percent from year-end 2009.

At June 30, 2010, the Company’s tier 1 capital ratio was approximately 7.80 percent and its total risk-based capital ratio was approximately 12.10 percent.

The Company’s Board of Directors approved a dividend of $0.17 per share.  The dividend will be paid on September 1, 2010, to shareholders of record on August 11, 2010.

Company executives will host a conference call Thursday, July 22, at 11 a.m. Eastern Time (ET) to discuss the Company’s second quarter 2010 results.  Access to the conference call is available by dialing toll free (877) 317-6789, or via webcast in the Investor Relations section of the website at www.bankri.com.  International callers can join by dialing (412) 317-6789.  Please dial in at least 10 minutes prior to the start of the call to ensure a timely connection.

There will be a replay of the call available the same day beginning at approximately 1:00 p.m. ET that can be accessed through 9 a.m. ET on Wednesday, July 28, 2010.  The replay dial-in number is (877) 344-7529; when prompted, enter conference ID number 441776.  The webcast will be archived in the Investor Relations section of the website at www.bankri.com.

About BancorpRI
Bancorp Rhode Island, Inc. is the parent company of Bank Rhode Island, a full-service, FDIC-insured, state-chartered financial institution. The Bank, headquartered in Providence, Rhode Island, operates 16 branches and more than 60 ATMs throughout Providence, Kent and Washington Counties.  As of June 30, 2010, BankRI had $1.6 billion in assets and $1.2 billion in deposits.  For more information, visit www.bankri.com.

This release may contain “forward-looking statements” within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the company's present expectations or beliefs concerning future events. The company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic conditions and changing competition which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's filings with the Securities and Exchange Commission.
###

BANCORP RHODE ISLAND, INC.
Selected Financial Highlights (unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2010	2009	2010	2009
		(In thousands, except per share data)
FINANCIAL DATA:

Net interest income		$13,626	$11,573	$26,714	$22,655
Provision for loan and lease losses		1,550	2,600	3,150	4,210
Noninterest income		2,285	2,214	4,600	4,571
Noninterest expense		10,430	10,145	20,918	19,768
Net income		2,681	740	4,900	2,203
Net income applicable to common shares		2,681	303	4,900	1,330

FINANCIAL PERFORMANCE RATIOS:

Return on assets (3) (6)		0.68%	0.19%	0.63%	0.29%
Return on equity (4) (6)		8.54%	1.00%	7.93%	2.21%
Net interest margin (2) (6)		3.67%	3.10%	3.59%	3.09%
Efficiency ratio (5) (6)		65.55%	73.58%	66.80%	72.61%

PER SHARE DATA:

Earnings per share - basic		$0.57	$0.07	$1.05	$0.29
Earnings per share - diluted		0.57	0.07	1.05	0.29
Book value per share of common stock		27.63	26.07	27.63	26.07
Tangible book value per share of common stock		25.00	23.45	25.00	23.45
Market value (at period end)		26.20	19.71	26.20	19.71
Dividends per share		0.17	0.17	0.34	0.34

CAPITAL RATIOS:

Tier 1 capital ratio (7)		7.80%	9.74%
Total risk-based capital ratio (7)		12.10%	14.72%
Tangible common equity ratio (1) (6)		7.30%	6.86%

	Three Months Ended
	Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009
	(In thousands)

BALANCE SHEET:

Total assets	$1,613,520	$1,586,778	$1,589,946	$1,569,084	$1,583,686
Total loans and leases	1,136,524	1,123,838	1,111,847	1,116,627	1,117,655
Total deposits	1,174,020	1,107,071	1,098,284	1,091,931	1,084,673
Shareholders' equity	129,127	123,679	120,661	121,961	148,674

ASSET QUALITY:

Total nonperforming assets	$16,759	$16,392	$20,015	$16,894	$18,796
Nonperforming assets / total assets	1.04%	1.03%	1.26%	1.08%	1.19%
Allowance for loans and leases	$17,396	$16,625	$16,536	$16,537	$16,905
Allowance to total loans and leases	1.53%	1.48%	1.49%	1.48%	1.51%
Net charge-offs	$779	$1,511	$3,808	$2,268	$1,118
Net charge-offs to average loans	0.28%	0.55%	1.35%	0.81%	0.40%

BANCORP RHODE ISLAND, INC.
Selected Financial Highlights (unaudited)

		Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009
		(in thousands)

LOAN AND LEASE PORTFOLIO:

Commercial loans and leases:
	Commercial real estate - non-owner occupied	$185,437	$187,988	$170,148	$163,766	$159,576
	Commercial real estate - owner occupied	174,267	167,603	167,853	167,222	163,461
	Commercial & industrial	173,588	174,649	178,808	183,911	188,570
	Multi-family	67,588	66,716	66,350	58,622	58,596
	Small business	59,833	57,911	56,148	55,442	53,660
	Construction	30,925	30,355	23,405	23,630	21,573
	Leases and other	77,688	72,969	75,057	78,506	72,587
	Subtotal	769,326	758,191	737,769	731,099	718,023
	Unearned lease income	(6,777)	(7,039)	(7,693)	(9,218)	(8,702)
	Net deferred loan origination costs	1,825	1,041	2,321	2,540	2,318
	Total commercial loans and leases	764,374	752,193	732,397	724,421	711,639

Residential mortgages		164,750	170,200	173,294	182,303	191,271

Consumer loans		207,400	201,445	206,156	209,903	214,745

	Total loans and leases	$1,136,524	$1,123,838	$1,111,847	$1,116,627	$1,117,655

(1)	Calculated by dividing common shareholders’ equity less goodwill by total assets less goodwill.
(2)	Calculated by dividing annualized net interest income by average interest-earning assets.
(3)	Calculated by dividing annualized net income by average total assets.
(4)	Calculated by dividing annualized net income applicable to common shares by average common shareholders’ equity.
(5)	Calculated by dividing noninterest expense by net interest income plus noninterest income.
(6)	Non-GAAP performance measure.
(7)	Tier 1 capital and total risk-based capital ratio are estimated for June 30, 2010.

BANCORP RHODE ISLAND, INC.
Consolidated Balance Sheet (unaudited)

	June 30,	December 31,
	2010	2009
	(In thousands)

ASSETS:

Cash and due from banks	$23,857	$18,866
Overnight investments	30,224	1,964
Total cash and cash equivalents	54,081	20,830
Available for sale securities (amortized cost of $336,707 and
$380,108, respectively)	345,566	381,839
Stock in Federal Home Loan Bank of Boston	16,274	16,274
Loans and leases receivable:
Commercial loans and leases	764,374	732,397
Residential mortgage loans	164,750	173,294
Consumer and other loans	207,400	206,156
Total loans and leases receivable	1,136,524	1,111,847
Allowance for loan and lease losses	(17,396)	(16,536)
Net loans and leases receivable	1,119,128	1,095,311
Premises and equipment, net	12,127	12,378
Goodwill	12,262	12,239
Accrued interest receivable	4,704	4,964
Investment in bank-owned life insurance	30,644	30,010
Prepaid expenses and other assets	18,734	16,101
Total assets	$1,613,520	$1,589,946

LIABILITIES:

Deposits:
Demand deposit accounts	$290,794	$204,281
NOW accounts	73,501	74,558
Money market accounts	83,315	65,076
Savings accounts	366,087	367,225
Certificates of deposit accounts	360,323	387,144
Total deposits	1,174,020	1,098,284
Overnight and short-term borrowings	37,338	40,171
Wholesale repurchase agreements	20,000	20,000
Federal Home Loan Bank of Boston borrowings	223,396	277,183
Subordinated deferrable interest debentures	13,403	13,403
Other liabilities	16,236	20,244
Total liabilities	1,484,393	1,469,285

SHAREHOLDERS’ EQUITY:

Common stock, par value $0.01 per share, authorized 11,000,000 shares:
Issued: (5,047,941 shares and 4,969,444 shares, respectively)	50	50
Additional paid-in capital	73,514	72,783
Treasury stock, at cost (373,850 shares and 364,750 shares, respectively)	(12,527)	(12,309)
Retained earnings	62,332	59,012
Accumulated other comprehensive income, net	5,758	1,125
Total shareholders’ equity	129,127	120,661
Total liabilities and shareholders’ equity	$1,613,520	$1,589,946

BANCORP RHODE ISLAND, INC.
Consolidated Statements of Operations (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
	(In thousands, except per share data)

Interest and dividend income:
Overnight investments	$-	$-	$5	$9
Mortgage-backed securities	3,041	3,360	6,270	6,763
Investment securities	490	536	1,040	987
Loans and leases	15,105	14,896	29,673	29,593
Total interest and dividend income	18,636	18,792	36,988	37,352
Interest expense:
Deposits	2,164	4,224	4,442	8,718
Overnight and short-term borrowings	19	21	37	48
Wholesale repurchase agreements	143	134	282	267
Federal Home Loan Bank of Boston borrowings	2,518	2,650	5,183	5,275
Subordinated deferrable interest debentures	166	190	330	389
Total interest expense	5,010	7,219	10,274	14,697
Net interest income	13,626	11,573	26,714	22,655
Provision for loan and lease losses	1,550	2,600	3,150	4,210
Net interest income after provision for loan and lease losses	12,076	8,973	23,564	18,445
Noninterest income:
Total other-than-temporary impairment losses on
available for sale securities	(1,069)	-	(2,661)	-
Non-credit component of other-than-temporary impairment losses
recognized in other comprehensive income	1,025	-	2,046	-
Credit component of other-than-temporary impairment losses on	(44)	-	(615)	-
available for sale securities
Service charges on deposit accounts	1,348	1,367	2,612	2,577
Income from bank-owned life insurance	318	304	633	593
Commissions on nondeposit investment products	148	111	385	267
Loan related fees	133	229	322	628
Gain on sale of available for sale securities	103	-	578	61
Net gains on lease sales and commissions on loans
originated for others	6	19	42	48
Other income	273	184	643	397
Total noninterest income	2,285	2,214	4,600	4,571
Noninterest expense:
Salaries and employee benefits	5,746	4,926	11,589	10,079
Occupancy	829	832	1,690	1,788
Data processing	654	670	1,308	1,290
Professional services	537	646	1,169	1,344
FDIC insurance	475	1,176	950	1,563
Marketing	383	332	641	647
Loan workout and other real estate owned	337	149	673	277
Equipment	255	242	510	483
Loan servicing	171	189	347	348
Other expenses	1,043	983	2,041	1,949
Total noninterest expense	10,430	10,145	20,918	19,768
Income before income taxes	3,931	1,042	7,246	3,248
Income tax expense	1,250	302	2,346	1,045
Net income	2,681	740	4,900	2,203
Preferred stock dividends	-	(375)	-	(750)
Prepayment charges and accretion of preferred stock discount	-	(62)	-	(123)
Net income applicable to common shares	$2,681	$303	$4,900	$1,330

Per share data:
Basic earnings per common share	$0.57	$0.07	$1.05	$0.29
Diluted earnings per common share	$0.57	$0.07	$1.05	$0.29
Cash dividends declared per common share	$0.17	$0.17	$0.34	$0.34
Weighted average common shares outstanding – basic	4,664	4,602	4,643	4,596
Weighted average common shares outstanding – diluted	4,690	4,620	4,670	4,615

BANCORP RHODE ISLAND, INC.
Asset Quality Analysis (unaudited)

	Three Months Ended
	Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009
	(Dollars in thousands)

NON-PERFORMING ASSETS:

Nonperforming loans & leases:
Commercial real estate	$5,131	$4,952	$6,909	$3,159	$4,801
Commercial & industrial	1,155	1,544	2,919	3,263	4,360
Multifamily	-	-	205	205	-
Small business	986	957	1,147	585	542
Construction	469	710	469	469	1,000
Leases	2,252	1,415	1,878	1,059	833
Residential mortgage	3,737	4,349	4,124	5,175	5,933
Consumer	1,081	442	664	984	284
Total nonperforming loans & leases	14,811	14,369	18,315	14,899	17,753

Other real estate owned	1,948	2,023	1,700	1,995	921
Non-real estate foreclosed assets	-	-	-	-	122

Total nonperforming assets	$16,759	$16,392	$20,015	$16,894	$18,796

Total nonperforming loans & leases / total loans & leases	1.30%	1.28%	1.65%	1.33%	1.59%
Total nonperforming assets / total assets	1.04%	1.03%	1.26%	1.08%	1.19%

PROVISION AND ALLOWANCE FOR LOAN LOSSES:

Balance at beginning of period	$16,625	$16,536	$16,537	$16,905	$15,423
Charged-off loans & leases	(909)	(1,612)	(3,893)	(2,285)	(1,138)
Recoveries on charged-off loans & leases	130	101	85	17	20
Net loans & leases charged-off	(779)	(1,511)	(3,808)	(2,268)	(1,118)
Provision for loan and lease losses	1,550	1,600	3,807	1,900	2,600
Balance at end of period	$17,396	$16,625	$16,536	$16,537	$16,905

Allowance to nonperforming loans & leases	117.45%	115.70%	90.29%	110.99%	95.22%
Allowance to total loans & leases	1.53%	1.48%	1.49%	1.48%	1.51%

NET CHARGE-OFFS:

Commercial real estate	$(100)	$549	$322	$50	$-
Commercial & industrial	(4)	(11)	1,807	1,412	249
Other commercial loans & leases	387	529	238	227	244
Residential mortgages	490	347	852	556	619
Consumer	6	97	589	23	6
Total net charge-offs	$779	$1,511	$3,808	$2,268	$1,118

Net charge-offs to average loans & leases	0.28%	0.55%	1.35%	0.81%	0.40%

DELINQUENCIES AND NON-ACCRUING LOANS AND LEASES AS % OF TOTAL LOANS:

Loans & leases 30-59 days past due	0.90%	0.90%	0.95%	0.97%	0.68%
Loans & leases 60-89 days past due	0.21%	0.22%	0.19%	0.16%	0.19%
Loans & leases 90+ days past due and still accruing	0.08%	-	0.07%	0.02%	-
Total accruing past due loans & leases	1.19%	1.12%	1.21%	1.15%	0.87%

Non-accrual loans & leases	1.22%	1.28%	1.57%	1.31%	1.59%

Total delinquent and nonaccrual loans & leases	2.41%	2.40%	2.78%	2.46%	2.46%

BANCORP RHODE ISLAND, INC.
Consolidated Average Balances, Yields and Costs (unaudited)

	Three Months Ended June 30,
(Dollars in thousands)	2010			2009

	Average Balance	Interest Earned/Paid	Average Yield	Average Balance	Interest Earned/Paid	Average Yield
ASSETS:
Earning assets:
Overnight investments	$2,009	$-	0.09%	$3,149	$-	0.08%
Available for sale securities	346,907	3,531	4.08%	370,685	3,896	4.22%
Stock in the FHLB	16,274	-	0.00%	15,671	-	0.00%
Loans and leases receivable:
Commercial loans and leases	757,664	10,943	5.79%	694,723	10,041	5.79%
Residential mortgages loans	167,289	1,939	4.64%	198,144	2,460	4.97%
Consumer and other loans	204,235	2,223	4.36%	214,928	2,395	4.47%
Total earning assets	1,494,378	18,636	5.00%	1,497,300	18,792	5.03%
Cash and due from banks	18,798			12,335
Allowance for loans and leases	(17,034)			(15,788)
Premises and equipment	12,244			12,425
Goodwill, net	12,262			12,051
Accrued interest receivable	4,252			4,213
Bank-owned life insurance	30,435			29,158
Prepaid expenses and other assets	16,898			9,285
Total assets	$1,572,233			$1,560,979

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits:
NOW accounts	$69,378	$12	0.07%	$67,072	$14	0.08%
Money market accounts	81,271	165	0.81%	16,228	51	1.26%
Savings accounts	373,225	506	0.54%	385,887	930	0.97%
Certificate of deposit accounts	374,935	1,481	1.58%	424,699	3,229	3.05%
Overnight and short-term borrowings	37,011	19	0.20%	45,065	22	0.19%
Wholesale repurchase agreements	20,000	143	2.82%	10,000	134	5.32%
FHLB borrowings	247,720	2,518	4.02%	249,852	2,649	4.20%
Subordinated deferrable interest debentures	13,403	166	4.93%	13,403	190	5.67%
Total interest-bearing liabilities	1,216,943	5,010	1.65%	1,212,206	7,219	2.39%

Noninterest-bearing deposits	219,136			185,196
Other liabilities	10,168			13,565
Total liabilities	1,446,247			1,410,967

Shareholders' equity:	125,986			150,012
Total liabilities and shareholders' equity	$1,572,233			$1,560,979

Net interest income		$13,626			$11,573

Net interest spread			3.35%			2.64%

Net interest margin			3.67%			3.10%

BANCORP RHODE ISLAND, INC.
Consolidated Average Balances, Yields and Costs (unaudited)

(Dollars in thousands)
	Six Months Ended June 30,
	2010			2009

	Average Balance	Interest Earned/Paid	Average Yield	Average Balance	Interest Earned/Paid	Average Yield
ASSETS:
Earning assets:
Overnight investments	$2,150	$5	0.50%	$1,984	$9	0.96%
Available for sale securities	359,640	7,310	4.10%	356,714	7,750	4.38%
Stock in the FHLB	16,274	-	0.00%	15,671	-	0.00%
Loans and leases receivable:
Commercial loans and leases	744,825	21,254	5.74%	683,843	19,747	5.81%
Residential mortgages loans	169,834	3,968	4.67%	202,949	5,120	5.05%
Consumer and other loans	204,039	4,451	4.40%	211,361	4,726	4.51%
Total earning assets	1,496,762	36,988	4.97%	1,472,522	37,352	5.10%
Cash and due from banks	16,139			20,288
Allowance for loans and leases	(17,129)			(15,224)
Premises and equipment	12,301			12,490
Goodwill, net	12,221			12,058
Accrued interest receivable	4,312			4,251
Bank-owned life insurance	30,277			29,011
Prepaid expenses and other assets	16,232			9,109
Total assets	$1,571,115			$1,544,505

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits:
NOW accounts	$69,025	$27	0.08%	$64,176	$32	0.10%
Money market accounts	76,356	314	0.83%	10,450	52	1.01%
Savings accounts	371,497	1,037	0.56%	386,046	2,013	1.05%
Certificate of deposit accounts	380,237	3,064	1.62%	421,680	6,621	3.17%
Overnight and short-term borrowings	38,080	37	0.20%	48,635	48	0.20%
Wholesale repurchase agreements	19,116	282	2.93%	10,000	267	5.39%
FHLB borrowings	259,665	5,183	3.97%	248,769	5,275	4.22%
Subordinated deferrable interest debentures	13,403	330	4.95%	13,403	389	5.83%
Total interest-bearing liabilities	1,227,379	10,274	1.69%	1,203,159	14,697	2.46%

Noninterest-bearing deposits	209,489			178,360
Other liabilities	9,652			13,153
Total liabilities	1,446,520			1,394,672

Shareholders' equity:	124,595			149,833
Total liabilities and shareholders' equity	$1,571,115			$1,544,505

Net interest income		$26,714			$22,655

Net interest spread			3.28%			2.64%

Net interest margin			3.59%			3.09%